ACQUISITIONS - Consideration (Details) - Income-producing properties - CAD ($) $ in Thousands	Dec. 31, 2018	Oct. 06, 2017
Purchase consideration:
Cash on hand	$ 380,206	$ 117,227
Cash sourced from credit facility	167,689	36,752
Total cash consideration paid	547,895	153,979
Recognized amounts of identifiable net assets acquired measured at their respective fair values:
Investment properties	542,998	154,726
Working capital	4,897	(747)
Total identifiable net assets	$ 547,895	$ 153,979